UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36597	41-1016855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

938 University Park Boulevard, Suite 200 Clearfield, UT	84015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 779-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 14, 2015, Vista Outdoor Inc. (Vista Outdoor) issued a press release reporting its financial results for the fiscal year and fiscal quarter ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Note: Information in this report (including the exhibit) furnished pursuant to Item 2.02 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 14, 2015, reporting Vista Outdoor’s financial results for the fiscal year and fiscal quarter ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

	By:	/s/ Stephen M. Nolan
	Name:	Stephen M. Nolan
	Title:	Senior Vice President and Chief Financial Officer

Date: May 14, 2015

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